UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26357

Delaware	13-3904355
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

625 Second Street
San Francisco, CA 94107
(Address of principal executive offices, including zip code)

415-348-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[X]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 19, 2007 LookSmart, Ltd. (the "Company") issued a press release announcing its intention to repurchase up to $20,000,000 worth of the common stock of the Company in a modified "Dutch auction" tender offer. The Company expects to commence the tender offer in early January 2008.

A copy of the Company's press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
The Exhibits listed below are being filed with this Form 8-K.

99.1 Press Release dated December 19, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LookSmart, Ltd.

Date: December 19, 2007	By:	/s/ Edward West
Edward West
Interim Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 19, 2007